UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 28, 2005

Cleveland-Cliffs Inc
__________________________________________
(Exact name of registrant as specified in its charter)

Ohio	1-8944	34-1464672
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1100 Superior Avenue, Cleveland, Ohio		44114-2589
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	216-694-5700

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01. Entry into a Material Definitive Agreement.

On March 28, 2005, Cleveland-Cliffs Inc (the "Company") entered in to a Multicurrency Credit Agreement (the "Credit Agreement") with Fifth Third Bank, as Administrative Agent and Letter of Credit Issuer, Fleet National Bank, a Bank of America company, as Syndication Agent, and the other lenders party thereto in order to fund a portion of the purchase price for its acquisition of a controlling interest in Portman Limited pursuant to the Company's tender offer. The Credit Agreement provides for a $350 million revolving credit facility with a $40 million sub-limit for the issuance of letters of credit. The Credit Agreement is guaranteed by each of the Company’s material domestic subsidiaries, and the Company has pledged 65% of the stock of each of its material first tier foreign subsidiaries to secure its obligations under the Credit Agreement.

The Credit Agreement replaces the Company’s existing Credit Agreement and Guaranty Agreement, both dated April 30, 2004, between the Company and Fifth Third Bank, and certain subsidiaries of the Company and Fifth Third Bank, respectively.

The Credit Agreement is filed herewith as Exhibit 4(a). The foregoing description of the Credit Agreement is qualified in its entirety by reference to the full text of the Credit Agreement, which is incorporated herein by reference.

Item 1.02. Termination of a Material Definitive Agreement.

As discussed above under Item 1.01, the Company’s existing credit agreement and related guaranty agreement were replaced by the Credit Agreement.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

4(a) Multicurrency Credit Agreement, entered into as of March 28, 2005, among Cleveland-Cliffs Inc, various institutions from time to time as lenders, Fifth Third Bank as Administrative Agent and L/C Issuer, and Fleet National Bank, a Bank of America company, as Syndication Agent.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cleveland-Cliffs Inc

April 1, 2005	By:	Donald J. Gallagher

Name: Donald J. Gallagher
Title: Senior Vice President, CFO and Treasurer

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Exhibit Index

Exhibit No.	Description

4.a	Multicurrency Credit Agreement, entered into as of March 28, 2005, among Cleveland-Cliffs Inc, various institutions from time to time as lenders, Fifth Third Bank as Administrative Agent and L/C Issuer, and Fleet National Bank, a Bank of America company, as Syndication Agent.